192 P-2 05/09

SUPPLEMENT DATED MAY 21, 2009 TO THE PROSPECTUS DATED SEPTEMBER 1, 2008 OF FRANKLIN REAL ESTATE SECURITIES FUND

The Prospectus is amended as follows:

Effective July 1, 2009, the “Main Risks” section beginning on page 5 is updated as follows:

Non-Diversification

The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one

< font style="FONT-FAMILY: 'COURIER'">issuer and have a smaller number of issuers than a diversified fund. The Fund may be more sensitive to economic,

business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund intends, however, to meet certain tax diversification requirements.

Please keep this supplement for future reference.